Exhibit 10.15B

November 13, 2006

Mr. Michael J. Hoffman

CEO

Constar, International

One Crown Way

Philadelphia, PA 19154

Re: Contract Amendment

Dear Michael:

As per our conversation and pursuant to the current Supply Agreement between New Century Beverage Company (NCB) and Constar dated October 17, 2002, we agree to continue our current relationship and to abide, and be bound, by the terms and conditions of such agreements, with the exception of the following amendments:

1.	Schedule C of the Supply Agreement shall be deleted and replaced in its entirety by the revised Schedule C, which is attached hereto.

2.	Effective January 1, 2008, Section 4 shall be deleted and replaced in its entirety as follows:

4.1: Buyer shall purchase from Seller, and Seller shall sell to Buyer, 100% of the Containers required by Buyer for the sale of carbonated soft drink, non-carbonated beverages, or bottled water products in the locations outlined in Schedule B2. Containers filled at locations listed in Schedule B2 which are currently supplied under contract with other suppliers and which are specified on Schedule B3 shall be excluded from this commitment.

4.2: Buyer shall have the right to change Buyer filling locations from time to time during the Term, provided the Buyer’s forecasted Container volumes for the substituted location(s) which will be added to the Agreement are substantially similar to the forecasted Container volumes of the location(s) which will be removed from the Agreement, as long as Seller’s quality and service conforms to the provisions referenced in Section 13 and Buyer’s overall system growth supports such. Buyer shall also have the right to add additional filling locations to this Agreement.

3.	Effective January 1, 2008, Section 6.1 shall be deleted and replaced in its entirety as follows:

With respect to [ * * * ] Locations on Schedule B2, Buyer agrees to purchase a [ * * * ] of [ * * * ] for 2008. If Buyer does not [ * * * ] such [ * * * ], Buyer agrees to [ * * * ]. Buyer has the option to choose whether it will [ * * * ] over the next Contract Year’s purchases, should they exist.

4.	Section 8.1g shall be deleted in its entirety.

5.	Constar shall be given the opportunity to [ * * * ] on the condition that Constar [ * * * ].

6.	Effective January 1, 2008, Schedule B1 shall be deleted and replaced in its entirety by the revised Schedule B1, which is attached hereto.

[ * * * ]    Confidential treatment requested.

7.	Effective January 1, 2008, Schedule B2 shall be deleted and replaced in its entirety by the revised Schedule B2, which is attached hereto.

8.	Buyer agrees to [ * * * ], and Buyer agrees that Seller shall [ * * * ] of Buyer’s Container requirements.

This amendment will be in effect as of January 1, 2007 and shall continue until December 31, 2008.

All other terms and conditions of the Supply Agreement not otherwise modified herein shall remain in full force and effect.

Please indicate your acceptance of the above by signing below and returning the enclosed originals to my attention.

Sincerely,

By	/s/ Dianne Sutter	By	/s/ Mitch Adamek
	Dianne Sutter		Mitch Adamek
	VP, Bottles & Closures		SVP, Global Procurement

Date:	11/16/06	Date:	11/17/06

By	/s/ Chris Gallucci	By	/s/ John Adams
	Chris Gallucci		John Adams
	VP, Global Packaging		CFO, Global Procurement

Date:	11/16/06	Date:	11/20/06

Agreed and accepted
this 14 day of Nov, 2006.

Constar International

By:	/s/ Michael J. Hoffman
Name:	Michael J. Hoffman
Title:	CEO & President

[ * * * ]    Confidential treatment requested.

Schedule B1 – Volume Forecasts

Volume forecast for each year will be provided to Seller. [ * * * ] shall be [ * * * ].

[ * * * ]    Confidential treatment requested.

Schedule B2

[ * * * ] Locations

PBG BALTIMORE	PBG LAUREL	PBG SAN ANTONIO
PBG CHEVERLY	PBG JOHNSTOWN	PAS TWINSBURG
PBG NEWPORT NEWS	PBG ORLANDO	PAS RESERVE
PBG ROANOKE	PBG JACKSONVILLE	PAS COLLIERVILLE
PBG PHILADELPHIA	PBG TAMPA	[ * * * ] CONTAINERS AT PEPSI CINCINNATI
PBG NEW RIVER	PBG MESQUITE	PBG WILLIAMSPORT
PBG HOUSTON	PBG TULSA

[ * * * ] Locations

PBG CHARLOTTE	PAS RIVIERA BEACH	PBV SALISBURY

[ * * * ] Locations

NORTON, VA
CHARLOTTESVILLE, VA

[ * * * ]     Confidential treatment requested.

Schedule B3

Containers Currently Under Contract with Other Suppliers

Filling Location	Container
Cheverly	[ * * * ]

Collierville	[ * * * ]

Houston	[ * * * ]

Mesquite	[ * * * ]

New River	[ * * * ]

Orlando	[ * * * ]

Tampa	[ * * * ]

Twinsburg	[ * * * ]

[ * * * ]    Confidential treatment requested.

SCHEDULE C

Contract Prices For Containers

(Pricing Per One Thousand Containers)

Conversion Cost shall apply for all [ * * * ] and [ * * * ].

Container Size and Gram Weight
[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]
Resin Cost	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Conversion	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Total	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
[ * * * ]	[ * * * ]
Resin Cost	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Conversion	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Total	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Notes:

[1]	Contract prices, based on gram weights indicated, are based on a resin cost of [ * * * ]. Resin price per pound is subject to change per the terms of the Supply Agreement.

[2]	The base conversion cost for [ * * * ] is [ * * * ]. The incremental cost for [ * * * ] is [ * * * ].

[3]	The base conversion cost for [ * * * ] is [ * * * ]. The [ * * * ] shall be [ * * * ].

[4]	Label application rates for [ * * * ].

[5]	An [ * * * ] will be [ * * * ].

[6]	[ * * * ] will be [ * * * ].

[7]	[ * * * ] will be [ * * * ].

[8]	[ * * * ] will be [ * * * ].

[9]	[ * * * ] will be [ * * * ].

[10]	[ * * * ] will be [ * * * ].

[ * * * ]    Confidential treatment requested.